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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 27, 2001


                        THE L.L. KNICKERBOCKER CO., INC.
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             (Exact name of registrant as specified in its charter)


        CALIFORNIA                     0-25488                   33-0230641
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



25800 COMMERCENTRE DRIVE, SUITE 200, LAKE FOREST, CALIFORNIA       92630
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          (Address of principal executive offices)               (Zip Code)

        REGISTRANTS TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 595-7900


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On July 27, 2001, the registrant issued the press release, attached as Exhibit 99.1, reporting the filing with the United States Bankruptcy Court of a motion for order approving overbid procedures and topping fee in connection with a proposed sale of substantially all of the registrant's assets (the "Motion").

On August 3, 2001, the registrant issued the press release, attached as Exhibit 99.2, reporting that at the hearing of the Motion held on July 31, 2001, the court approved the Motion as modified in open court. The overbid procedures include funding a $480,000 deposit by August 29, 2001, an initial overbid of at least $6,180,000, and subsequent overbids in additional $300,000 increments. The court has set the hearing for the sale of substantially all of the Company's assets and to consider all overbids at 9:30 A.M. on September 4, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    The following exhibits are filed as a part of this report.

          99.1     Press Release dated July 27, 2001

          99.2     Press Release dated August 3, 2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 3, 2001                           THE L.L. KNICKERBOCKER CO., INC.


                                                By: /s/ Anthony P. Shutts
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                                                        Anthony P. Shutts
                                                        Chief Financial Officer


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                                 EXHIBIT INDEX


             Exhibit
             Number               Description
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              99.1       Press Release dated July 27, 2001

              99.2       Press Release dated August 3, 2001